D-Wave to Host First-Ever Investor Day at the New York Stock Exchange
Event to provide investors an inside look at D-Wave’s strategy, roadmap and growth opportunities
PALO ALTO, Calif. – April 29, 2026 – D-Wave Quantum Inc. (NYSE: QBTS) (“D-Wave” or the “Company”), the only dual-platform quantum computing company providing both annealing and gate-model systems, software and services, today announced that it will host its first-ever Investor Day, on June 1, 2026, at the New York Stock Exchange (the “NYSE”) and online.
Themed “The D-Wave Difference,” the event will provide investors with an in-depth look at the Company’s technology leadership, product roadmap, commercial momentum and long-term growth strategy. Designed to bring greater clarity to a rapidly evolving sector, the event will provide investors with D-Wave’s perspective on the quantum computing landscape, the Company’s differentiated approach and how it is translating innovation into commercial opportunity.
“The quantum computing industry is entering a decisive phase where proof, not potential, will define the winners,” said Dr. Alan Baratz, CEO of D-Wave. “D-Wave is already delivering market-leading performance, meaningful commercial adoption, and a differentiated path to scale. At our Investor Day, we will demonstrate why we believe this puts us ahead of the field.”
The event will feature presentations highlighting:
•How D-Wave’s quantum computing technology is already delivering real-world results beyond the reach of classical-only approaches
•Why D-Wave’s dual-platform strategy uniquely positions the Company to participate in the full addressable quantum computing market, as the only provider of annealing and gate-model technologies.
•How the Company’s acquisition of Quantum Circuits, Inc. advances its path toward delivering fully error-corrected, gate-model quantum computing at commercial scale
•How D-Wave is accelerating global adoption of annealing quantum computing technology, with expanding business and government customer engagements
•How quantum computing is emerging as a powerful driver of more energy-efficient AI and high-performance computing
•How D-Wave’s financial strategy, business model, and growing and diverse revenue streams support its path toward sustained growth and profitability
The Investor Day program will run from 1 p.m. to 4 p.m. ET. Space at the NYSE is limited, so in-person registration will close once the venue reaches capacity. A livestream of the event will be available for online attendees. In addition, a replay of the livestream will be available on the D-Wave Investor Relations website, after the event.
To register for D-Wave’s Investor Day, visit: https://investorday2026.dwavequantum.com/
About D-Wave Quantum Inc.
D-Wave is a leader in the development and delivery of quantum computing systems, software, and services. It is the world’s first commercial supplier of quantum computers, and the first and only to offer dual-platform quantum computing products and services, spanning both annealing and gate-model quantum computing technologies. D-Wave’s mission is to help customers realize the value of quantum today through enterprise-grade systems available on-premises and via its Leap™ quantum cloud service, which offers 99.9% availability and uptime. More than 100 organizations across commercial, government and research sectors trust D-Wave to address complex computational challenges using quantum computing. Learn more about realizing the value of quantum computing today and how D-Wave is shaping the quantum-driven industrial and societal advancements of tomorrow: www.dwavequantum.com.

Forward-Looking Statements
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Investor Contact:
Kevin Hunt
ir@dwavesys.com

Media Contact:
Alex Daigle
media@dwavesys.com